CAPITAL CASH MANAGEMENT TRUST
                      A MASSACHUSETTS BUSINESS TRUST

I. FRONT OF CERTIFICATE (all text and other matter lies within 7-1/2" x 11-1/2" decorative border, 1/2" wide)

               (upper right) oval with heading: SHARES
               (upper left) oval with heading: NUMBER
               (below right oval) SEE REVERSE FOR CERTAIN DEFINITIONS



(at left) THIS CERTIFIES THAT           (at right) is the owner of
                                                  CUSIP 139856 10 8


                        Shares without par value of
                       CAPITAL CASH MANAGEMENT TRUST
(hereinafter called the "Trust"), transferable on the books of the Trust by the holder hereof in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Declaration of Trust of the Trust to all of which the holder by acceptance hereof assents. This certificate is not valid until countersigned by the Transfer Agent.
     Witness the seal of the Trust and the signatures of its duly authorized officers.

     Dated:


______________________                       _____________________
Secretary.                                   President.


(at lower right, printed vertically)
                         Countersigned:
                         THE FIRST JERSEY NATIONAL BANK,
                         (Jersey City, N.J.)     Transfer Agent,
By

                                   ____________________________
                                   Authorized Signature.



II. BACK OF CERTIFICATE (text reads from top to bottom of 11-1/2" dimension)


For Value Received, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
 _______________
[ (box for SS#) ]
[_______________]____________________________________________________
                    (Please print or typewrite name and address
                                   of assignee)
_____________________________________________________________________
_____________________________________________________________________
______________________________________________________________ Shares
of the Shares represented by the within Certificate, and do hereby irrevocably constitute and appoint

___________________________________________ Attorney to transfer the said stock on the books of the within named Trust with full power of substitution in the premises.

Dated_________________
                              Signed____________________________

                              __________________________________


                              Signature(s)
                              guaranteed________________________
                                             Firm or Bank
                              by
                              __________________________________
                                             Officer

(text printed in box)
Signatures must be guaranteed by a
commercial bank or a member firm of a
domestic stock exchange.



(text printed
vertically to right)
NOTICE: The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.